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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - February 27, 2002
                        --------------------------------

                               NEFFS BANCORP, INC.
             (Exact name of registrant as specified in its charter)




       Pennsylvania                   000-32605               23-2400383
----------------------------      ----------------      ---------------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)           Identification Number)


              5629 Route 873
                P.O. Box 10
            Neffs, Pennsylvania                               18065-0010)
 ----------------------------------------                     ----------
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number including area code: (610) 767-3875
                                                          --------------


                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         The Registrant hereby files its Bylaws, as amended. See Item 7 and Exhibit 3(i) below.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1     Amended and Restated Bylaws of the Registrant

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not Applicable.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEFFS BANCORP, INC.
                                            (Registrant)


Dated: February 27, 2002                    By   /s/ John J. Remaley
                                                ----------------------------
                                                John J. Remaley
                                                President





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                                  EXHIBIT INDEX


                                                                  Page Number
                                                                  in Manually
Exhibit                                                         Signed Original
-------                                                         ---------------
99.1      Amended and Restated Bylaws of Neffs Bancorp, Inc.